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                                                     Exhibit 10.1
                AMERICAN FREIGHTWAYS CORPORATION
                1999 CHAIRMAN STOCK OPTION PLAN

                           SECTION 1
                           ---------


     1. This 1999 Chairman Stock Option Plan (the "Plan") is intended to attract and retain the services of an experienced and knowledgeable chairman ("Chairman") of American Freightways Corporation (the "Company"), for the benefit of the Company and its shareholders and to provide additional incentive for such person to continue to work for the best interests of the Company and its shareholders.

     2. ADMINISTRATION. The Board of Directors of the Company (the "Board of Directors") hereby designates the Compensation Committee (the "Committee") as the Committee of the Board of Directors authorized to administer the Plan. The Committee shall consist of no fewer than two members of the Board of Directors, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 (or any successor rule or regulation), promulgated under the Securities Exchange Act of 1934, as amended. A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee shall be the act of the Committee. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board of Directors, and any vacancy on the Committee may at any time be filled by resolution adopted by the Board of Directors.
The Committee shall have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable.

     The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

     3. ELIGIBILITY. The person who has been duly elected and is then serving as Chairman of the Board of the Company on each January 1 hereafter shall automatically be granted options to purchase such number of shares of the Company's Common Stock (subject to further adjustment as provided in SECTION 3 hereof) as follows: The Chairman shall be granted options to acquire the number of shares set forth in Column B which correspond to the percentage (set forth in Column A) by which the Company's net income, after taxes, all as determined for financial accounting reporting purposes ("Net Income"), for the most recently completed fiscal year exceeded Net Income for the preceding fiscal year.
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                    A                            B
               -----------                   ----------
                 15 - 17.5%                    10,000
               17.6 - 20.0%                    20,000
               20.1 - 25.0%                    30,000
               25.1 - 29.0%                    40,000
               29.1 - and above                50,000

     The dates on which options are granted hereunder are referred to herein as the "Grant Date."

     Unless a shorter vesting period is determined by the Committee prior to or at the Grant Date, which determination shall not require shareholder approval, all options granted to the Chairman under this SECTION 3 shall vest at the rate of 20% per year beginning on the first anniversary of the Grant Date.

     4. SHARES OF STOCK SUBJECT TO THE PLAN. The shares that may be issued under the Plan shall be authorized and unissued or reacquired shares of the Company's common stock (the "Common Stock"). The aggregate number of shares which may be issued under the Plan to the Chairman shall not exceed 250,000 shares of Common Stock, unless an adjustment is required in accordance with SECTION 3.

     5. AMENDMENT OR TERMINATION OF THE PLAN. The Committee may, insofar as permitted by law, from time to time, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that no such amendment shall alter or impair or diminish any rights or obligations under any option theretofore granted under the Plan without the consent of the person to whom such option was granted. In addition no such amendment shall be effective without shareholder approval if such approval is required in order to assure the Plan's continued qualification under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. The Plan's provisions regarding the formula for determining the amount, exercise price, and timing of options to be granted under the Plan shall in no event be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended.

     6. APPROVAL OF SHAREHOLDERS. The Plan is effective April 15, 1999, subject to approval by the affirmative votes of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at the next succeeding meeting of shareholders, or any adjournment thereof, duly held in accordance with Arkansas law. Notwithstanding any contrary provision of the Plan, no option granted hereunder may become exercisable unless and until such approval is obtained.
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     Options may be granted under the Plan until and including
January 1, 2004. Notwithstanding the foregoing, each option granted under the Plan shall remain in effect until such option has been satisfied by the issuance of shares or terminated in accordance with its terms and the terms of the Plan.

     7. LIMITATION ON TRANSFERABILITY. Options are not transferable by the grantee except by will or the laws of descent and distribution and are exercisable during his lifetime only by him; provided however, that the Committee shall have the authority, in its discretion, to grant (or to sanction by way of amendment of an existing grant) options which may be transferred by the grantee during his lifetime to any member of his immediate family or to a trust, limited liability company, family limited partnership or other equivalent vehicle, established for the exclusive benefit of grantee and/or one or more members of his immediate family. A transfer of an option hereunder may only be effected by the Company at the written request of the grantee and shall become effective only when recorded in the Company's record of outstanding options. In the event an option is transferred as contemplated herein, such option shall continue to be governed by and subject to the terms and limitations of the Plan and the relevant option agreement, including limitations on subsequent transfers. As used herein, "immediate family" shall mean, with respect to the grantee, the grantee's spouse, and any child, stepchild or grandchild of the grantee, and shall include relationships arising from legal adoption.

     8. WITHHOLDING TAXES. Whenever shares of Common Stock are to be issued under the Plan, the Company shall require the optionee to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.

     9. DEFINITION OF "FAIR MARKET VALUE". For the purposes of this Plan, the term "fair market value," when used in reference to the date of grant of an option shall be the mean:

     If the shares of the Company are listed on a national securities exchange (including the New York, American or NASDAQ National Market System) in the United States on the date any Option is granted, the fair market value per share shall be deemed to be the average of the high and low sale prices per share of such shares of the Company on such national securities exchange in the United States on such date, as published by the Wall Street Journal or other reliable publication, but if the shares of the Company are not traded on such date or such national securities exchange is not open for business on such date, the fair market value per share shall be the average of such high and low sale prices on the last preceding date on which such exchange shall have been open for business and the shares of the Company were traded. If the shares of the Company are listed on more than one national securities exchange in the United States on the date any such Option is granted, the Committee shall determine, in its discretion, which national securities exchange shall be used for the purpose of determining the fair market value per share.
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     If at any date any Option is granted a public market exists for the shares of the Company but such shares are not listed on a national securities exchange in the United States, the fair market value per share shall be deemed to be the mean between the closing bid and asked quotations in the over-the-counter market for such Shares of the Company in the United States on the date such Option is granted. If there are no bid and asked quotations for such shares on such date, the fair market value per share shall be deemed to be the mean between the closing bid and asked quotations in the over-the-counter market in the United States for such shares of the Company on the closest date preceding the date such Option is granted, for which such quotations are available.


                             SECTION 2
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                           STOCK OPTIONS
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     1.   AWARD OF STOCK OPTIONS.  Awards of stock options shall be
made under the Plan under all the terms and conditions contained herein. Each option granted under the Plan shall be evidenced by an option agreement duly executed on behalf of the Company and by the recipient, which option agreements shall comply with and be subject to the terms and conditions of the Plan. Any option agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee.

     2.   TERM OF OPTIONS AND EFFECT OF TERMINATION.
Notwithstanding any other provision of the Plan, no option granted under the Plan shall be exercisable after the expiration of ten years from the date of its grant.

     In the event that any outstanding option under the Plan expires by reason of lapse of time or otherwise is terminated for any reason, the shares of Common Stock subject to any such option which have not been issued pursuant to the exercise of the option shall again become available in the pool of shares of Common Stock for which options may be granted under the Plan.

     3. TERMS AND CONDITIONS OF OPTIONS. Options granted pursuant to the Plan shall be evidenced by agreements in such form as the Committee shall from time to time determine, which agreements shall comply with the following terms and conditions.

     A. Number of Shares. Each option agreement shall state the number of shares to which the option pertains.

     B. Option Price. Each option agreement shall state the option price per share (or the method by which such price shall be computed), which shall be equal to 100% of the Fair Market Value of a share of the Common Stock on the date such option is granted.
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     C.   Medium and Time of Payment.  The option price shall be
payable upon the exercise of an option in the legal tender of the United States. Upon receipt of payment, the Company shall deliver to the optionee (or person entitled to exercise the option) a certificate or certificates for the shares of Common Stock to which the option pertains.

     D. Exercise of Options. Options granted under the Plan shall vest and become exercisable in 20% increments per year, beginning on the first anniversary of the Grant Date of the Option; provided however, that the Committee, prior to or on the Grant Date of any option granted hereunder, in its discretion and without need of shareholder approval, may determine and fix a shorter vesting period for any such option.

     To the extent that an option has become exercisable and subject to the restrictions and limitations set forth in this Plan and any option agreement, it may be exercised in whole or such lesser amount as may be authorized by the option agreement. If exercised in part, any vested, unexercised portion of an option shall continue to be held by the optionee and may thereafter be exercised as provided herein.

     E. Termination of Chairman Employment. In the event that an optionee shall cease to be Chairman of the Company for any reason other than his termination for cause, his option shall cease to continue vesting, but vested and exercisable portions shall continue to be exercisable to the extent it was exercisable at the date he ceased to be Chairman, for the period specified in the option agreement. In the event that an optionee ceases to be Chairman due to his termination for cause, his option shall cease to continue vesting but vested and exercisable portions shall continue to be exercisable for 90 days following the date of his termination, and thereafter shall terminate.

                             SECTION 3
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               RECAPITALIZATIONS AND REORGANIZATIONS
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     The number of shares of Common Stock covered by the Plan, the number of shares and price per share of each outstanding option, and the number of shares subject to each grant provided for in
SECTION 1 hereof shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of issued and outstanding shares of Common Stock effected without receipt of consideration by the Company.
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     If the Company shall be the surviving corporation in any
merger or consolidation, each outstanding option shall pertain to and apply to the securities to which a holder of the same number of shares of Common Stock that are subject to that option would have been entitled. A dissolution or liquidation of the Company, or a merger or consolidation in which the Company is not the surviving corporation, shall cause each outstanding option to terminate, unless the agreement of merger or consolidation shall otherwise provide; provided that, in the event such dissolution, liquidation, merger or consolidation will cause outstanding options to terminate, optionee shall have the right immediately prior to such dissolution, liquidation, merger or consolidation to exercise his option in whole or in part without regard to any limitations on the exercisability of such option other than the expiration date of the option.

     To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

                             SECTION 4
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                     MISCELLANEOUS PROVISIONS
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     1.   RIGHTS AS A SHAREHOLDER.  An optionee or a transferee of
an option as such shall have no rights as a shareholder with respect to any shares covered by an option until the date of the receipt of payment (including any amounts required by the Company pursuant to Subsection 8 of SECTION 1) by the Company.

     2. PURCHASE FOR INVESTMENT. Unless the shares of Common Stock to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933, as amended (the "Securities Act"), the Company shall be under no obligation to issue any shares of Common Stock covered by any option unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel to the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he is acquiring the shares of Common Stock issued to him pursuant to such exercise of the option for his own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares of Common Stock, and that he will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act, or any other applicable law, and that if shares of Common Stock are issued without such registration, a legend to this effect may be endorsed upon the securities so issued.

     3. OTHER PROVISIONS. The option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the option or restrictions required by any applicable securities laws, as the Committee shall deem advisable.
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     4.   APPLICATION OF FUNDS.  The proceeds received by the
Company from the sale of Common Stock pursuant to the exercise of options will be used for general corporate purposes.

     5.   NO OBLIGATION TO EXERCISE OPTION.  The granting of an
option shall impose no obligation upon the optionee to exercise such option.
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     IN WITNESS WHEREOF, AMERICAN FREIGHTWAYS CORPORATION, by its
duly authorized officer, has executed this Plan on the date indicated below.


Dated April 15, 1999                    By:/s/ Will Garrison
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                                        Officer
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